Exhibit 10.11

                SUBSCRIPTION AGREEMENT AND INVESTMENT AGREEMENT

                              EARTH SCIENCES, INC.

     THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IS AVAILABLE. THIS SUBSCRIPTION AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

     This Subscription Agreement and Investment Agreement (the "Agreement") is executed by the undersigned (the "Subscriber") in connection with the offer and the subscription of the undersigned to purchase an aggregate of $1,000,000 of 10% Convertible Debentures (the "Debentures") of Earth Sciences, Inc., a Colorado corporation (the "Company"), at a price of $1,000,000. The terms and provisions of the Debentures are set forth in the form of Debenture certificate attached hereto as Exhibit A. The Debentures are convertible into shares of the Company's $0.01 par value Common Stock (the "Stock") as provided for in Exhibit
A. The Subscriber, in order to induce the Company to enter into the transaction contemplated hereby and acknowledging that the Company will rely thereon represents, warrants and agrees as follows:

          1. Offer to Subscribe; Purchase Price. The Subscriber hereby offers to purchase and subscribes for the Debentures for an aggregate price of $1,000,000. The closing of the transaction contemplated hereby (the "Closing") shall be deemed to occur when this Agreement has been executed by both Subscriber and Company. Payment shall be made at the Closing by delivering immediately available funds in United States dollars by wire transfer for simultaneous closing by delivery of securities versus payment. The Company agrees to deliver certificates representing the Debentures subscribed for at the Closing. The date on which the Closing occurs is hereafter referred to as the Closing Date.

          2. Subscriber Representations and Warranties. The Subscriber hereby represents and warrants to the Company as follows:

               (a) the Subscriber has a net worth, i.e. total assets in excess of total liabilities, not less than $2,500,000;

               (b) the Subscriber's overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber's net worth, and the Subscriber's investment in the Company will not cause such overall commitment to become excessive;

               (c) the Subscriber has the financial ability to bear the economic risk of this investment, has adequate means of providing for the Subscriber's current needs and personal contingencies, and has no need for liquidity in this investment in the Company;

               (d) the Subscriber's annual gross income during the last two tax years and the Subscriber's anticipated annual gross income during the current tax year are in excess of $150,000;

               (e) the Subscriber has the requisite knowledge and experience in financial and business matters for properly evaluating the risks of an investment in the Company;

               (f) the Subscriber has received:

                    i.   the most recent Form 10-KSB of the Company;
                    ii.  the most recent Form 10-QSB of the Company;
                    iii. any Form SR's filed by the Company  during the one year prior to this Agreement;
                    iv. all information reasonably requested by the Subscriber; and


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               (g) the  Subscriber  has  evaluated the risks of investing in the
          Company;

               (h) the Subscriber has been given the opportunity to ask questions of, and to receive answers from, the Company concerning the terms and conditions of the offering and to obtain additional information necessary to verify the accuracy of the information contained in the information described in subparagraph (f) above, or such other information as the Subscriber desired in order to evaluate an investment in the Company;

               (i) the residence of the Subscriber set for below is the true and correct residence of the Subscriber, the Subscriber has no present intention of becoming a resident or domiciliary of any other state or jurisdiction;

               (j) in making a decision to invest in the Company, the Subscriber
          has  relied  solely  upon  independent   investigations  made  by  the
          Subscriber, and the particular tax consequences arising from an investment in the Company will depend upon the Subscriber's individual circumstances;

               (k) the Subscriber understands that an investment in the Company involves certain risks of which the Subscriber has taken full cognizance, and which risks the Subscriber fully understands;

               (l) the Subscriber understands that (i) the Debentures and the Stock are speculative investments that involve a risk of loss by the Subscriber; and (ii) the Company and Affiliates of the Company may perform services on behalf of the Company and may receive substantial fees, distributions and compensation for performing such services;

               (m) the Debentures and the Stock subscribed for in this Agreement are being acquired by the Subscriber in good faith solely for the Subscriber's own personal account, for investment purposes only, and are not being purchased with a view to, or for the resale or distribution thereof. Further, the Subscriber plans to acquire the Debentures and the Stock as an investment and without any intent to transfer or assign the same to third parties, and the Subscriber will hold the Debentures and the Stock as an investment;

               (n) the Subscriber understands that neither the Debentures nor the Stock have been registered under the Act and agrees that the Stock may not be sold, offered for sale, transferred, pledged, hypothecated or otherwise disposed of except in compliance with the Securities Act of 1933 (the "Act") and that any certificate representing the Debentures or the Stock will bear a legend to such effect;

               (o) the Subscriber understands that no federal or state agency has made any finding or determination as to the fairness for investment, or any recommendation or endorsement, of the Company or of the Debentures or the Stock;

               (p) the Subscriber owns no stock, either of record or beneficially, of the Company or an affiliate thereof, except as set forth below. The Subscriber owns 463,666 shares of stock of the Company;

               (q) all of the representations and warranties of the Subscriber contained in this Agreement and all information furnished by the Subscriber to the Company are true, correct and complete in all respects; and

               (r) the Subscriber will be the sole party in interest in the Debentures and the Stock to be acquired by the Subscriber and as such will be vested with all legal and equitable rights in such subscription.

     The foregoing representations, warranties, agreements, undertakings and acknowledgments are made by the Subscriber with the intent that they be relied upon in determining the Subscriber's suitability as a purchaser of the Debentures and the Stock, and the Subscriber agrees that those representations, warranties, agreements, undertakings and acknowledgments shall survive this Agreement. In addition, the Subscriber undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Subscriber set forth in this Agreement.

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     If more than one person is executing this Agreement,  each  representation, warranty and undertaking in this Agreement shall be a joint and several representation, warranty and undertaking of each such person. If the Subscriber is a partnership, corporation, trust or other entity, the Subscriber further represents and warrants that (a) the Subscriber has enclosed with this Agreement appropriate evidence of the authority of the individual executing this Agreement to act on behalf of the Subscriber, and (b) the Subscriber was not specifically formed to acquire the Stock subscribed for in this Agreement.

          3. The Company Represents, Covenants and Warrants the following:

               a) Reporting Company Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and is duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a material adverse effect on the Company and its subsidiaries taken as a whole. The Company has registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Stock is listed and trades on the NASDAQ Small Capitalization Market System. The Company has filed all material required to be filed pursuant to all reporting obligations under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding this offer or sale of the Debentures (or for such shorter period that the Company has been required to file such material).

               (b) Concerning the Debentures. The issuance, sale and delivery of the Debentures and the shares of Stock issuable upon the conversion thereof are within the Company's corporate powers and have been duly authorized by all required corporate action on the part of the Company and its stockholders and when such securities are issued, sold and delivered in accordance with the terms hereof and the Debentures for the consideration expressed herein and in the Debentures, such securities will be duly and validly issued, fully paid and nonassessable. There are no preemptive rights of any shareholders of the Company.

               (c)  Subscription   Agreement.   This  Agreement  has  been  duly
          authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement enforceable against the Company in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally,

               (d) Non-contravention. The execution and delivery of this Agreement and the consummation of the issuance of the Debentures and the transactions contemplated by this Agreement and the Debentures do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation of the United States of any State there of or any applicable decree, judgment or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over the Company or any of its properties or assets.

               (e) Litigation. Except as indicated in the SEC Filings, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties, which might result in any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs or business prospects of the Company, or which might materially and adversely affect the properties or assets thereof.

               (f) No Default. The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound; and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or the Debentures will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under, any material indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it is bound or any statute or the Articles of Incorporation or Bylaws of the Company, or any decree, judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties.

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               (g)  SEC  Filings.   None  of  the  Company's  filings  with  the
          Securities and Exchange Commission since January 1, 1996, contains any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein in light of the circumstances under which they were made, not misleading. The Company has since January 1, 1996 timely filed all requisite forms, reports and exhibits thereto with the Securities and Exchange Commission.

               (h) Full Disclosure. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Subscriber that (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or in the earnings, business affairs, business prospect, properties or assets of the Company or
          (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

          4. Covenants of the Company. For so long as any Debentures held by the Subscriber remain outstanding, the Company covenants and agrees with the Subscriber that:

               (a) It will maintain the listing of its Stock on the NASDAQ Small Capitalization Market System.

               (b) It will permit the Subscriber to exercise its right to convert the Debentures by telecopying an executed and completed Notice of Conversion to the Company and delivering the original Notice of Conversion and the certificate representing the Debentures to the Company by express courier. Each date on which a Notice of Conversion is telecopied to and received by the Company in accordance with the provisions hereof shall be deemed a conversion date. The Company will transmit the certificates representing shares of Stock issuable upon conversion of any Debentures (together with the certificates representing the Debentures not so converted) to the Subscriber via express courier, by electronic transfer or otherwise within five business days after the conversion date if the Company has received the original Notice of Conversion and Debentures certificate being so converted by such date. In addition to any other remedies which may be available to the Subscriber, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock within such five business day period, the Subscriber will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the Subscriber shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion.


          5. Reliance on Representations. THE SUBSCRIBER UNDERSTANDS THAT THE OFFER AND SALE OF THE DEBENTURES OR THE STOCK HAS NOT BEEN REGISTERED UNDER THE ACT OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THE DEBENTURES AND THE STOCK MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR QUALIFICATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, ACCEPTABLE TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

          NEITHER THE DEBENTURES NOR THE STOCK HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          6. Resales of Debentures. Subscriber acknowledges and agrees that the Debentures may only be resold (a) pursuant to a Registration Statement under the Act; or (b) pursuant to an exemption from registration under the Act. Subscriber further acknowledges and agrees that the Debentures may not be resold or otherwise transferred without the express written consent of the Company, such consent not to be unreasonably withheld or delayed.

          7. Confidentiality. Each of the Company and the Subscriber agrees to keep confidential and not to disclose to or use for the benefit of any third party the terms of this Agreement or any other information which at any time is communicated by the other party as being confidential without the prior written approval of the other party; provided, however, that this provision shall not apply to information which, at the time of disclosure, is already part of the public domain (except by breach of this Agreement) and information which is required to be disclosed by law.

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          8.  Indemnification.  Each of the Company and the Subscriber agrees to indemnify the other and to hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees) which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made by it in this Agreement.

          9. Registration. The Company agrees to file, at its expense, a registration statement with respect to the offering and sale or other disposition of the shares of Stock underlying the Debentures within six (6) months after the conversion of all the Debentures into Stock and shall use its best efforts to cause such registration statement to become effective as soon as practicable thereafter. Such best efforts shall include, but not be limited to, promptly responding to all comments received from the staff of the Securities and Exchange Commission, providing Subscriber's counsel with a contemporaneous copy of all written communications from and to the staff of the Securities and Exchange Commission with respect to such registration statement and promptly preparing and filing amendments to such registration statement which are responsive to the comments received from the staff of the Securities and Exchange Commission. Once declared effective by the Securities and Exchange Commission, the Company shall cause such registration statement to remain effective until the earlier of
     (i) the sale by the Subscriber of all shares of Common Stock so registered or (ii) 360 days after the effective date of such registration statement.

          10. Notices. Any notice to be given or to be served upon any party to this Agreement in connection with this Agreement must be in writing and will be deemed to have been given and received upon confirmed receipt, if sent by facsimile, or two (2) days after it has been submitted for delivery by Federal Express or an equivalent carrier, charges prepaid and addressed to the following addresses with a confirmation of delivery:

     If to the Company, to:

              Earth Sciences, Inc.
              910 12th Street
              Golden, Colorado  80401
              Attention:        Mr. Mark H. McKinnies
                                Chief Executive Officer
              Phone No:         (303)279-7641
              Fax No:  (303)279-1180

     If to the Subscriber, to:

              Tectonic Construction Co.
              100 Cherry
              Denver, CO  80220
              Attention:        Rober H. Lowdermilk
              Phone No:         (303) 355-1877
              Fax No:  (303)394-9822

          Any party may, at any time by giving notice to the other party, designate any other address in substitution of an address established pursuant to the foregoing to which such notice will be given.

          11. Multiple Counterparts. This Agreement may be executed in several counterpart, each of which will be deemed to be an original but all of which will constitute one in the same instrument. However, in enforcing any party's rights under this Agreement it will be necessary to produce only one copy of this Agreement signed by the party to be charged.

          12. Governing Law. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Colorado, except for matters arising under the Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of Colorado or the state courts of the State of Colorado in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

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     Each party hereby agrees that if another party to this Agreement  obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.


     The undersigned acknowledges that this Agreement shall not be effective unless and until accepted by the Company as indicated below.

Dated this 12th day of June, 1997.
                                           Tectonic Construction Company

                                           By:/s/Robert H. Lowdermilk
                                              ----------------------------------
                                              Name:  Robert H. Lowdermilk
                                              Title:  President


   THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE 12th DAY OF JUNE, 1997.

                                           EARTH SCIENCES, INC.



                                           By:/s/ Mark H. McKinnies
                                             -----------------------------------
                                             Name:  Mark H. McKinnies
                                             Title:  President




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